Exhibit 10.3




                                       June 30, 2002



Five Star Products, Inc.
9 West 57th Street
New York, NY 10019

Ladies and Gentlemen:

         GP Strategies Corporation ("GP Strategies") hereby agrees, for a period commencing on the date hereof and ending June 30, 2004.

(a) GP Strategies shall vote all of the shares of Five Star Products, Inc. ("FSP") common stock, par value $0.01 per share (the "Common Stock") owned by it, directly or indirectly, in a manger such that not more than 50% of the members of the Board of Directors of FSP shall be officers or directors of GP Strategies; and

(b) On all other matters submitted to a vote of stockholders of FSP, GP Strategies shall vote its shares of FSP Common Stock in the same manner and in the same proportion as the remaining stockholders of FSP.

                                     Very truly yours,

                                     GP STRATEGIES CORPORATION



                                     BY:
                                        Scott N. Greenberg, President and Chief
                                        Financial Officer